MainStay ICAP Global Fund - Summary Prospectus	February 26, 2010
TICKER SYMBOLS
Class A: ICGLX	Class I: ICGRX
Class C: ICGCX	Investor Class: ICGNX
MSICG01-02/10 26

Before you invest, you may want to review the Fund's Prospectus, which contains more information about the Fund and its risks. You can find the Fund's Prospectus and other information about the Fund by clicking the links above, by going online to mainstayinvestments.com/documents, by calling 800-MAINSTAY (624-6782) or by sending an e-mail to MainStayShareholderServices@nylim.com. The Fund's Prospectus and Statement of Additional Information, both dated February 26, 2010, and most recent report to shareholders, dated October 31, 2009, are all incorporated by reference into this Summary Prospectus.

Investment Objective

The Fund seeks a superior total return.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the MainStay Funds. More information about these and other discounts is available from your financial professional and in the "Information on Sales Charges" section on page 37 of the Prospectus and in the "Alternative Sales Arrangements" section on page 122 of the Statement of Additional Information.

	Investor Class	Class A	Class C	Class I
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	5.50%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	None	None	1.00%	None
Redemption/Exchange Fee (as a percentage of redemptions (including exchanges) made within 60 days of purchase)	2.00%	2.00%	2.00%	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees (as an annual percentage of the Fund's daily net assets)	0.80%	0.80%	0.80%	0.80%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	1.00%	None
Other Expenses	0.63%	0.41%	0.62%	0.40%
Total Annual Fund Operating Expenses[1]	1.68%	1.46%	2.42%	1.20%
Fee Recoupments / Waivers / Reimbursements[1]	(0.48)%	(0.31)%	(0.47)%	(0.30)%
Total Annual Fund Operating Expenses After Recoupments / Waivers / Reimbursements[1]	1.20%	1.15%	1.95%	0.90%
1

Effective August 1, 2009, New York Life Investment Management LLC ("New York Life Investments") entered into a written expense limitation agreement under which it has agreed to waive a portion of the Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that the total ordinary operating expenses for the class do not exceed the following amounts of average daily net assets for each class: Investor Class, 1.20%; Class A, 1.15%; Class C, 1.95%; and Class I, 0.90%. This agreement may be modified or terminated only with the approval of the Board. New York Life Investments may recoup the amount of any management fee waivers or expense reimbursements from the Fund if it does not cause the Fund to exceed existing expense limitations and the recoupment is made within the term of the agreement. Any recoupment is generally applied within a fiscal year. This agreement expires on February 28, 2011 and is reviewed annually by the Board in connection with its review of the Fund's investment advisory agreements. Based on its review, the Board may agree to maintain, modify or terminate the agreement. Prior to August 1, 2009, the Fund had a different expense limitation arrangement in place.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods (except as indicated with respect to Class C). The Example also assumes that your investment has a 5% return each year, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your expenses would be:

Expenses After	Investor	Class A	Class C		Class I
	Class		Assuming no redemption	Assuming redemption at end of each period
1 Year	$666	$661	$198	$298	$92
3 Years	$1,006	$958	$710	$710	$351
5 Years	$1,370	$1,276	$1,248	$1,248	$631
10 Years	$2,390	$2,175	$2,721	$2,721	$1,428

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 106% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests primarily in equity securities of U.S. and foreign companies with market capitalizations (at the time of investment) of at least $2 billion. The Fund invests in equity securities of companies that trade in developed, emerging or developing markets. The Fund's investments may be publicly traded in the U.S. or on a foreign exchange, and may be bought or sold in a foreign currency. The Fund seeks to achieve a total return greater than the MSCI World Index. Under normal market conditions, the Fund will invest a significant amount of its total assets (at least 40%, unless the Subadvisor deems market conditions to be unfavorable, in which case the Fund will invest at least 30%) in securities of companies organized or located outside the U.S. or doing a substantial amount of business outside the U.S. The Fund will allocate its assets among companies of various countries (at least three different countries), including the U.S.

The Fund will typically hold between 50 and 80 securities. The Fund invests in foreign common stocks and other equity securities and currencies. Other equity securities may include American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs"), real estate investment trusts ("REITs"), warrants, preferred stocks and other securities convertible or exchangeable into common stock. Common stocks of foreign companies are generally equity securities issued by a company organized outside of the U.S. and are traded primarily in markets outside the U.S. The Fund may invest in foreign currency transactions (forwards) and futures transactions, which are types of derivative transactions, to enhance returns or reduce the risk of loss of (hedge) certain of its holdings.

Investment Process: Institutional Capital LLC's ("ICAP" or "Subadvisor") investment process involves the following key components: Identify Best Values - ICAP identifies stocks that it believes offer the best values and seeks to avoid companies that are exhibiting excessive deterioration in earnings trends. ICAP also considers the dividend yield as a component of total returns when evaluating the attractiveness of a security; Identify Catalysts - ICAP focuses on what it believes the key investment variables (catalysts) are that could potentially impact the security's market value. These catalysts are primarily company-specific, such as a new product, restructuring or a change in management, but occasionally the catalyst can be thematic - dependent on macroeconomic or industry trends; Portfolio Construction - After a review of stock recommendations, ICAP's portfolio management team determines whether or not to add the stock to the portfolio or to monitor it for future purchase.

ICAP continuously monitors each security and evaluates whether to eliminate it when its price target is achieved, the catalyst becomes inoperative or another stock offers a greater opportunity.

Principal Risks

Loss of Money Risk: Before considering an investment in the Fund, you should understand that you could lose money.
Market Changes Risk: The value of the Fund's investments may change because of broad changes in the markets in which the Fund invests or poor security selection, which could cause the Fund to underperform other funds with similar objectives.
Common Stock Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the portfolio managers' ability to anticipate changes that can adversely affect the value of the Fund's holdings.
Mid-Cap Stock Risk: Stocks of mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than stocks of larger companies. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer isolated setbacks.
Value Stock Risk: Value stocks may never reach what the Subadvisor believes is their full value or that they may go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions, and therefore the Fund's performance may be lower or higher than that of funds that invest in other types of equity securities.
Foreign Securities Risk: Investments in foreign securities are subject to risks that differ from those of U.S. issuers. These risk factors include: fluctuating currency values; less liquid trading markets; greater price volatility; political and economic instability; less publicly available information about issuers; changes in U.S. or foreign tax or currency laws; and changes in monetary policy. Foreign securities may be more difficult to sell than U.S. securities. Investments in foreign securities may involve difficulties in receiving or interpreting financial and economic information, imposition of taxes, higher brokerage and custodian fees, currency rate fluctuations or exchange controls or other government restrictions, including seizure or nationalization of foreign deposits or assets. There may also be difficulty in invoking legal protections across borders. Some of these risks may cause the Fund's share price to be more volatile than that of a U.S. only mutual fund. The Fund may also incur higher expenses and costs when making foreign investments, which could affect the Fund's total return. The risks of foreign securities are likely to be greater in emerging market countries than in foreign countries with developed securities markets and more advanced regulatory regimes. Among other things, emerging market countries may have economic structures that are less mature and political systems that are less stable. Moreover, emerging market countries may have less developed securities markets, high inflation, and rapidly changing interest and currency exchange rates. Exchange rate movements can be large and can endure for extended periods of time, affecting either favorably or unfavorably the value of the Fund's assets.
American Depositary Receipts ("ADRs") Risk: Investments in depositary receipts such as ADRs, may entail the special risks of international investing, including currency exchange fluctuations, government regulations, and the potential for political and economic instability.
Small Portfolio Risk: Because the Fund invests in relatively few holdings, a larger percentage of its assets may be invested in a particular issuer or in fewer companies than is typical of other mutual funds. This may increase volatility. The Fund will be more susceptible to adverse economic, political, regulatory or market developments affecting a single issuer.
Real Estate Investment Trust Risk: Investments in REITs carry many of the risks associated with direct ownership of real estate, including decline in property values, extended vacancies, increases in property taxes and changes in interest rates. Additionally, REITs are dependent on management skills, may not be diversified, may experience substantial cost in the event of borrower or lessee defaults and are subject to heavy cash flow dependency.
Convertible Securities Risk: Convertible securities tend to be subordinate to other debt or equity securities. In part, the total return for a convertible security depends upon performance of the underlying stock into which it can be converted. Also, issuers of convertible securities are often not as strong financially as those issuing securities with higher credit ratings, are more likely to encounter financial difficulties and typically are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, which could affect their ability to make interest and principal payments. If an issuer stops making interest and/or principal payments, the Fund could lose its entire investment.
Derivatives Risk: The Fund may lose money using derivatives, regardless of the purpose for using such instruments. Using derivatives may increase the volatility of the Fund's NAV and may involve a small investment relative to the risk assumed.
Recent Market Events Risk: Domestic and international markets have experienced a period of acute stress starting in the financial sector and then moving to other sectors of the world economy. This stress has resulted in extreme volatility in equity markets and stock prices. In some cases, the prices of certain stocks have declined sharply even though the financial condition or prospects of that company remain sound. These market conditions add significantly to the risk of short-term volatility of the Fund.

Past Performance

The following bar chart and tables indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's calendar year performance has varied over the life of the Fund. Sales loads fees are not reflected in the bar chart. If they were, returns would be less than those shown. The average annual total returns table shows how the Fund's average annual total returns (before and after taxes) for the one-year period and for the life of the Fund compare to those of a broad-based securities market index. The Fund has selected the MSCI World Index as its primary benchmark index. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of 23 developed markets.

Performance data for the classes varies based on differences in their fee and expense structures. The Fund commenced operations on April 30, 2008. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Annual Returns, Class I Shares

(calendar year 2009)

Best Quarter
2Q/09	20.36%
Worst Quarter
1Q/09	-10.54%

Average Annual Total Returns (for the periods ended December 31, 2009)
	1 year	Life of Fund
Return Before Taxes
Investor Class	23.84%	-13.41%
Class A	24.01%	-13.32%
Class C	28.97%	-11.11%
Class I	31.26%	-10.17%
Return after Taxes on Distributions
Class I	31.14%	-10.44%
Return After Taxes on Distributions and Sale of Fund Shares
Class I	20.87%	-8.63%
MSCI World Index (reflects no deductions for fees, expenses, or taxes)	29.99%	-12.20%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of shares at the end of the measurement period. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class I shares. After-tax returns for the other share classes may vary.

Management

New York Life Investments serves as the Fund's Manager. Institutional Capital LLC serves as the Fund's Subadvisor.

Subadvisor	Portfolio Managers	Service Date
Institutional Capital LLC	Jerrold K. Senser, Chief Executive Officer & Chief Investment Officer	Since 2008
	Thomas R. Wenzel, Senior Executive Vice President & Director of Research	Since 2008

How to Purchase and Sell Shares

You may purchase or sell shares of the Fund on any day the Fund is open for business by contacting your financial intermediary or other financial institution, or by contacting the Fund by telephone at 800-MAINSTAY (624-6782), by mail at MainStay Funds, P.O. Box 8401, Boston, MA 02266-8401 or by accessing our website at mainstayinvestments.com. Generally, an initial investment minimum of $1,000 applies if you invest in Investor Class and Class C shares, $25,000 for Class A shares and $5,000,000 for individual investors in Class I shares investing directly (i) with MainStay Investments; or (ii) through certain private banks and trust companies that have an agreement with NYLIFE Distributors LLC or its affiliates. A subsequent investment minimum of $50 applies to investments in Investor Class and Class C shares. However, for Investor Class and Class C shares purchased through AutoInvest, a monthly systematic investment plan, a $500 initial investment minimum ($50 for subsequent purchases) applies. Institutional shareholders in Class I shares have no initial or subsequent investment minimums.

Tax Information

The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Compensation to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial adviser to recommend the Fund over another investment. Ask your individual financial adviser or visit your financial intermediary's website for more information. For additional information about compensation to financial intermediaries, please see the section entitled "Compensation to Dealers" in the "Shareholder Guide" section on page 43 of the Prospectus.